                                                                   Exhibit 99.18

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-2

                -----------------------------------------------

               Monthly Period:                   10/01/96 to
                                                 10/31/96
               Distribution Date:                11/12/96
               Transfer Date:                    11/11/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A                            5.09208333
                                   Class B                            5.22958343
                                   CIA Inv. Amt.                      5.84375007
                                                          ----------------------
                                   Total (weighted avg.)              5.17383404

     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A                            5.09208333
                                   Class B                            5.22958343
                                   CIA Inv. Amt.                      5.84375007
                                                          ----------------------
                                   Total (weighted avg.)              5.17383404

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-2
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A                            0.00000000
                                   Class B                            0.00000000
                                   CIA Inv. Amt.                      0.00000000
                                                          ----------------------
                                   Total                              0.00000000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Allocation of Principal Receivables.
         -----------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                   Class A                         64,002,667.07
                                   Class B                          5,794,388.13
                                   CIA Inv. Amt.                    7,331,528.81
                                                          ----------------------
                                   Total                           77,128,584.01
                                                          ======================

     2.  Allocation of Finance Charge Receivables.
         ----------------------------------------

         (a)    The aggregate amount of Allocations of Finance
                Charge Receivables processed during the Monthly
                Period which were allocated in respect of the Certificates

                                   Class A                          9,127,269.63
                                   Class B                            826,017.90
                                   CIA Inv. Amt.                    1,045,072.37
                                                          ----------------------
                                   Total                           10,998,359.90
                                                          ======================

         (b)    Principal Funding Investment Proceeds
                (to Class A)                                                 N/A
         (c)    Withdrawals from Reserve Account
                (to Class A)                                                 N/A
                                                          ----------------------
                 Class A Available Funds                            9,127,269.63
                                                          ======================



     3.  Principal Receivables/Investor Percentages
         ------------------------------------------

         (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                              $16,892,367,448.16

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-2
Page 3

         (b)    Invested Amount as of the last day of
                the preceding month (Adjusted Class A
                Invested Amount during Accumulation
                Period)

                                   Class A                       $600,000,000.00
                                   Class B                         54,300,000.00
                                   CIA Inv. Amt.                   68,700,000.00
                                                          ----------------------
                                   Total                         $723,000,000.00

         (c)    The Floating Allocation Percentage: The
                Invested Amount set forth in paragraph
                3(b) above as a percentage of the
                aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                   Class A                                3.552%
                                   Class B                                0.321%
                                   CIA Inv. Amt.                          0.407%
                                                          ----------------------
                                   Total                                  4.280%

         (d)    During the Amortization Period: The
                Invested Amount as of _______ (the last
                day of the Revolving Period)

                                   Class A                                   N/A
                                   Class B                                   N/A
                                   CIA Inv. Amt.                             N/A
                                                          ----------------------
                                   Total                                     N/A

         (e)    The Fixed/Floating Allocation Percentage:
                The Invested Amount set forth in paragraph
                3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                   Class A                                   N/A
                                   Class B                                   N/A
                                   CIA Inv. Amt.                             N/A
                                                          ----------------------
                                   Total                                     N/A

     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

         (a)    35 - 64 days                                      347,434,513.80
         (b)    65 - 94 days                                      211,270,234.43
         (c)    95 - 124 days                                     160,220,603.53
         (d)    125 - 154 days                                    122,449,636.97
         (e)    155 - 184 days                                    112,592,948.22
         (f)    185 or more days                                   87,401,200.13
                                                          ----------------------
                                   Total                        1,041,369,137.08
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-2
Page 4

    5.  Monthly Investor Default Amount.

        (a)    The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Monthly Period
               allocable to the Invested Amount (the
               aggregate "Investor Default Amount")
                                       Class A                      2,667,912.63
                                       Class B                        241,446.09
                                       CIA Inv. Amt.                  305,476.00
                                                          ----------------------
                                       Total                        3,214,834.72
                                                          ======================


    6.  Investor Charge-Offs & Reimbursements of Charge-
        ------------------------------------------------
        Offs.
        -----

        (a)    The aggregate amount of Class A Investor
               Charge-Offs and the reductions in the
               Class B Invested Amount and the CIA
               Invested Amount

                                       Class A                              0.00
                                       Class B                              0.00
                                       CIA Inv. Amt.                        0.00
                                                          ----------------------
                                       Total                                0.00
                                                          ======================


        (b)    The amounts set forth in paragraph 6(a)
               above, per $1,000 original certificate
               principal amount (which will have the
               effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                              0.00
                                       Class B                              0.00
                                       CIA Inv. Amt.                        0.00
                                                          ----------------------
                                       Total                                0.00
                                                          ======================


        (c)    The aggregate amount of Class A Investor
               Charge-Offs reimbursed and the
               reimbursement of reductions in the Class B
               Invested Amount and the CIA Invested Amount

                                       Class A                              0.00
                                       Class B                              0.00
                                       CIA Inv. Amt.                        0.00
                                                          ----------------------
                                       Total                                0.00
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-2
Page 5


        (d)    The amount set forth in paragraph
               6(c) above, per $1,000 interest
               (which will have the effect of
               increasing, pro rata, the amount of
               each Certificateholder's investment)

                                       Class A                              0.00
                                       Class B                              0.00
                                       CIA Inv. Amt.                        0.00
                                                          ----------------------
                                       Total                                0.00
                                                          ======================


    7.  Investor Servicing Fee.
        -----------------------

        (a)    The amount of the Investor Monthly
               Servicing Fee payable by the Trust
               to the Servicer for the Monthly Period

                                       Class A                        750,000.00
                                       Class B                         67,875.00
                                       CIA Inv. Amt.                   85,875.00
                                                          ----------------------
                                       Total                          903,750.00
                                                          ======================


    8.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated CIA and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                       Class B                              0.00
                                       CIA Inv. Amt.                        0.00
                                                          ----------------------
                                       Total                                0.00
                                                          ======================


    9.  CIA Invested Amount.
        --------------------

        (a)    The amount of the CIA Invested Amount as
               of the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to be
               made in respect of the preceding month
                                                                   68,700,000.00

        (b)    The Required CIA Invested Amount as of the
               close of business on the related Distribution
               Date after giving effect to withdrawals,
               deposits and payments to be made in respect of
               the preceding month
                                                                   68,700,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1996-2
Page 6


    10. The Pool Factor
        ---------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor
        Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor
        Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                        1.00000000
                                       Class B                        1.00000000
                                                          ----------------------
                                       Total (weighted avg.           1.00000000

    11. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period                12.92%

    12. The Base Rate
        -------------

        The Base Rate for the related Monthly Period                       7.64%






C.  Information Regarding the Principal Funding Account
    ---------------------------------------------------

    1.  Accumulation Period
        -------------------

        (a)    Accumulation Period commencement date                    05/31/02

        (b)    Accumulation Period length (months)                             1

        (c)    Accumulation Period Factor                                  20.89

        (d)    Required Accumulation Factor Number                         11.00

        (e)    Controlled Accumulation Amount                     723,000,000.00

        (f)    Minumum Payment Rate (last 12 months)                       9.54%


    2.  Principal Funding Account
        -------------------------

    Beginning Balance                                                      $0.00
        Plus:  Principal Collections for Related Monthly
               Period from Principal Account                                0.00
        Plus:  Interest on Principal Funding Account
               Balance for Related Monthly Period                            N/A
        Less:  Withdrawals to Finance Charge Account                         N/A
        Less:  Withdrawals to Distribution Account                          0.00
                                                          ----------------------
    Ending Balance                                                         $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-2
Page 7


    3.  Accumulation Shortfall
        ----------------------

               The Controlled Deposit Amount for the
               previous Monthly Period                                       N/A

        Less:  The amount deposited into the Principal
               Funding Account for the Previous Monthly
               Period                                                        N/A
                                                          ----------------------

               Accumulation Shortfall                                        N/A
                                                          ======================

               Aggregate Accumulation Shortfalls                             N/A
                                                          ======================

    4.  Principal Funding Investment Shortfall
        --------------------------------------

               Covered Amount                                                N/A

        Less:  Principal Funding Investment Proceeds                         N/A
                                                          ----------------------

               Principal Funding Investment Shortfall                        N/A


D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.  Required Reserve Account Analysis

        (a)    Required Reserve Account Amount
               percentage (0.5% of Class A Invested
               Amount or other amount
               designated by Transferor)                                    0.00

        (b)    Required Reserve Account Amount ($)                          0.00

        (c)    Required Reserve Account Balance after
               effect any transfers on the
               Related Transfer Date                                        0.00

        (d)    Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer Date                  0.00

    2.  Reserve Account Investment Proceeds
        -----------------------------------

        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                        N/A

    3.  Withdrawals from the Reserve Account
        ------------------------------------

        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account
        on the Related Transfer Date (1(d) plus 2 above)                     N/A

    4.  The Portfolio Adjusted Yield
        ----------------------------

        The Portfolio Adjusted Yield for the related
        Mthly Period                                                       4.38%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President